UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2022

ALSET INC.

(Exact name of registrant as specified in its charter)

Texas	001-39732	83-1079861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane, Suite 210 Bethesda, Maryland	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 971-3940

Alset EHome International Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Predecessor Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AEI	The Nasdaq Stock Market LLC

Indicate by check mark whether the Predecessor Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Predecessor Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

As previously disclosed, Alset EHome International Inc., a Delaware corporation (the “Predecessor Registrant”), and its wholly owned subsidiary, Alset, Inc., a Texas corporation (the “Company”), entered into an Agreement and Plan of Merger on September 6, 2022 (the “Reincorporation Merger Agreement”), with the Company continuing as the surviving corporation (the “Reincorporation Merger”). In connection with the Reincorporation Merger Agreement, at the Effective Time (as hereinafter defined), the Company changed its name to “Alset Inc.” (from “Alset, Inc.”) and succeeded to the assets, continued the business and assumed the rights and obligations of the Predecessor Registrant existing immediately prior to the Effective Time. The Reincorporation Merger was consummated when the certificates of merger filed with the Secretary of State of the State of Texas (the “Texas Certificate of Merger”) on September 7, 2022 and the Secretary of State of the State of Delaware (the “Delaware Certificate of Merger”) on September 12, 2022 become effective on October 4, 2022 (the “Effective Time”). Copies of the Texas Certificate of Merger and the Delaware Certificate of Merger are filed as Exhibits 3.1 and 3.2, respectively, and are each incorporated herein by reference. The Reincorporation Merger Agreement and transactions contemplated thereby were adopted by the shareholders of the Predecessor Registrant at the annual meeting of the shareholders of the Predecessor Registrant held on June 6, 2022 (the “Annual Meeting”). Pursuant to Rule 12g-3 under the Exchange Act, the shares of common stock of the Company, as successor issuer, are deemed registered under Section 12(b) of the Securities Exchange Act of 1934, as amended. The shares of common stock of the Company will continue to be listed for trading on the Nasdaq Stock Market under the symbol “AEI”.

At the Effective Time, pursuant to the Reincorporation Merger Agreement, each outstanding share of common stock of the Predecessor Registrant (“Predecessor Common Stock”), automatically converted into one share of common stock of the Company (“Company Common Stock”) and the Company assumed all of the Predecessor Registrant’s outstanding convertible securities and each outstanding convertible security shall be converted into and become the right to purchase or receive the same number of shares of Company Common Stock, at the same exercise price or conversion price per share and upon the same terms and subject to the same conditions as set forth in the applicable security as in effect immediately prior to the Effective Time.

At the Effective Time, pursuant to the Reincorporation Merger Agreement, the directors and officers of the Company immediately prior to the Reincorporation Merger, who were also the directors and officers of the Predecessor Registrant, remained the directors and officers of the Company and continued their respective directorship or services with the Company on the same terms as their respective directorship or service with the Predecessor Registrant immediately prior to the Effective Time.

The description of the Reincorporation Merger and the Reincorporation Merger Agreement contained in this Item 3.03, does not purport to be complete and is subject to and qualified in its entirety by reference to the Reincorporation Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference.

The Reincorporation Merger effected certain changes in the rights of the Company’s stockholders. This is as a result of differences between the Texas Business Organizations Code (“TBOC”) and the Delaware General Corporation Law (“DGCL”), as well as differences between each of the Company’s charter documents and the Predecessor Registrant’s charter documents. A summary of these differences, as well as certain differences between the TBOC and the DGCL, are included in the definitive proxy statement filed by the Predecessor Registrant with the Securities and Exchange Commission on April 25, 2022, as supplemented, under “Proposal 2”, which is incorporated herein by reference, and in the Predecessor Registrant’s Current Report on Form 8-K filed on September 12, 2022, which is incorporated herein by reference. This summary is qualified in its entirety by reference to the DGCL, the Predecessor Registrant’s certificate of incorporation and bylaws, the TBOC, and the Company’s Restated Certificate of Formation and Bylaws.

Item 5.03 - Amendment to Articles of Incorporation or Bylaws; Change In Fiscal Year.

The disclosures set forth in Item 3.03 of this Current Report on Form 8-K are incorporated by reference into this Item 5.03.

Item 8.01 Other Events.

On October 3, 2022, the Company issued a press release announcing that the Company has changed its name to “Alset Inc.” and completed the reincorporation from the State of Delaware to the State of Texas. A copy of the press release is filed as Exhibit 99.1 to this report and incorporated by reference into Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated as of September 6, 2022, by and between Alset EHome International Inc. and Alset, Inc. (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K filed on September 12, 2022)
3.1	Texas Certificate of Merger, filed on September 7, 2022 (incorporated by reference to Exhibit 3.1 to Current Report on Form 8-K filed on September 12, 2022)
3.2	Delaware Certificate of Merger, filed on September 12, 2022 (incorporated by reference to Exhibit 3.2 to Current Report on Form 8-K filed on September 12, 2022)
3.3	Restated Certificate of Formation of Alset Inc. (incorporated by reference to Exhibit 3.3 to Current Report on Form 8-K filed on September 12, 2022)
3.4	Bylaws of Alset Inc. (incorporated by reference to Exhibit 3.4 to Current Report on Form 8-K filed on September 12, 2022)
99.1	Press release issued October 3, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Predecessor Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ALSET INC.

Dated: October 6, 2022	By:	/s/ Rongguo Wei
	Name:	Rongguo Wei
	Title:	Co-Chief Financial Officer